Exhibit (j)
                         CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our report on Kemper International Growth and Income Fund dated December 14, 1999 in the Registration Statement (Form N-1A) of Kemper Global/International Series, Inc., and its incorporation by reference in the related Prospectus and Statement of Additional Information of Kemper Global and International Funds filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 6 to the Registration Statement under the Securities Act of 1933 (File No. 333-42337) and in this Amendment No. 8 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-08395).




                                            /s/ERNST & YOUNG LLP
                                            ERNST & YOUNG LLP



Chicago, Illinois
February 25, 2000

                         CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our report on The Growth Fund of Spain, Inc. dated December 21, 1999 in the Registration Statement (Form N-1A) of Kemper Global/International Series, Inc., and its incorporation by reference in the related Prospectus of Kemper Global and International Funds and Statement of Additional Information of Growth Fund Of Spain filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 6 to the Registration Statement under the Securities Act of 1933 (File No. 333-42337) and in this Amendment No. 8 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-08395).




                                            /s/ERNST & YOUNG LLP
                                            ERNST & YOUNG LLP



Chicago, Illinois
February 25, 2000

                         CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our report on Kemper Emerging Markets Income Fund dated December 17, 1999 in the Registration Statement (Form N-1A) of Kemper Global/International Series, Inc., and its incorporation by reference in the related Prospectus and Statement of Additional Information of Kemper Global and International Funds filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 6 to the Registration Statement under the Securities Act of 1933 (File No. 333-42337) and in this Amendment No. 8 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-08395).




                                            /s/ERNST & YOUNG LLP
                                            ERNST & YOUNG LLP



Chicago, Illinois
February 25, 2000

                         CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our reports dated December 14, 1999 in the Registration Statement (Form N-1A) of Kemper Emerging Markets Growth Fund, Kemper Global Blue Chip Fund and Kemper Latin America Fund and their incorporation by reference in the related Prospectus and Statement of Additional Information filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 6 to the Registration Statement under the Securities Act of 1933 (File No. 333-42337) and in this Amendment No. 8 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-08395).




                                             ERNST & YOUNG LLP
Chicago, Illinois
February 25, 2000